SUPPLEMENT DATED MARCH 1, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2003

                               JNL(R) SERIES TRUST

The following paragraphs should be added at the end of the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" for the JNL/PIMCO Total Return Bond Fund.

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Pacific Investment Management Company LLC ("PIMCO"), which serves as sub-adviser to the JNL/PIMCO Total Return Bond Fund (the "Fund") and certain of PIMCO's affiliates. The complaint alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain series of the PIMCO Funds: Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser and the PIMCO
Funds: Multi-Manager Series ("MMS Funds"). In addition, PIMCO and certain of its affiliates have been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to alleged facts similar to those iterated in the New Jersey Attorney General's complaint. The putative class action lawsuit seeks unspecified compensatory damages.

In November 2003, the Securities and Exchange Commission (the "Commission") settled an enforcement action against a broker-dealer not affiliated with PIMCO, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. Pursuant to that announcement, PIMCO and certain of its affiliates are under investigation by the Commission relating to directed brokerage and revenue sharing arrangements. PIMCO and certain of its affiliates also have been named as defendants in a putative class action lawsuit that challenges the brokerage and distribution arrangements, including revenue sharing arrangements, of the MMS Funds and PIMS Funds. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, on behalf of certain shareholders of the PIMS Funds and MMS Funds, generally alleges that the respective investment adviser to the funds inappropriately used fund assets to pay brokers to promote the funds by directing fund brokerage transactions to such brokers, and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

PIMCO believes that other similar lawsuits may be filed in federal or state courts naming PIMCO and certain of its affiliates as defendants. These suits may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of certain MMS Funds and PIMS Funds during specified periods, or as derivative actions on behalf of these funds.

None of the allegations concerning PIMCO or its affiliates relate to the JNL/PIMCO Total Return Bond Fund. It is possible these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters will not have a material adverse effect on the Fund or on PIMCO's ability to perform its investment advisory services to the Fund.

While litigation or regulatory actions in connection with the matters discussed above may be brought against PIMCO or its affiliates in the future, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

This Supplement is dated March 1, 2004.

(To be used with  VC3656  Rev.  05/03,  VC3657  Rev.  05/03,  V3723  Rev.  5/03,
VADV10678  03/04,  NV3174CE Rev. 05/03,  NV3784 Rev.  05/03,  VC4224 Rev. 08/03,
NV4224 Rev. 09/03,  VC5526 Rev. 05/03,  NV5526 Rev. 05/03, HR105 N/A Rev. 05/03,
and VC2440 Rev. 05/03.)

                                                                     V5810 3/04